                                  SCHEDULE 14C
                                 (RULE 14c-101)

                INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14A INFORMATION

      INFORMATION STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Information Statement    / / Confidential,
                                             for use of the Commission only
/ / Definitive Information Statement         (as permitted by Rule 14c-5(d)(2)).

                      GLOBAL TELEPHONE COMMUNICATION, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

     /X/ No fee required.

     / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                      Global Telephone Communication, Inc.
                                  PO Box 53592
                                984 West Broadway
                                  Vancouver, BC
                                     V5Z 4M6



                              INFORMATION STATEMENT

                                February 8, 2002

                            ------------------------

                               TO STOCKHOLDERS OF
                      GLOBAL TELEPHONE COMMUNICATION, INC.

                NOTICE OF PROPOSED ACTION BY WRITTEN CONSENT OF A
                    MAJORITY OF THE OUTSTANDING COMMON STOCK
                      TO BE TAKEN ON OR ABOUT MARCH 6, 2002

To the Stockholders of Global Telephone Communication, Inc.

Notice is hereby given that by Written Consent by the shareholders of a majority of the outstanding common stock of Global Telephone Communication, inc. (the "Company") it has been proposed that the Company

     (1). Approve a Share Exchange Agreement between the Company and Sinobull Financial Group (Sinobull)

     (2). Approve a reverse stock split pursuant to which every ten (10) shares of the Company outstanding prior to the reverse stock split, will be reduced to one (1) share.

Only stockholders of record at the close of business on February 8, 2002 will be given Notice of Action by Written Consent. The Company is not soliciting proxies.

                                         By order of the Board of Directors

                                         /s/ Terry Wong
                                         ---------------------------
                                         Terry Wong, President & CEO

                      Global Telephone Communication, Inc.
                                  PO Box 53592
                                984 West Broadway
                                  Vancouver, BC
                                     V5Z 4M6



                              INFORMATION STATEMENT

                                February 8, 2002

                            ------------------------

                       ACTION BY MAJORITY OF STOCKHOLDERS

 This Information Statement is furnished to all holders of the Common Stock, $.001 par value per share, of the Company, in connection with proposed action by holders of a majority of the issued and outstanding shares of common voting stock of Global Telephone Communication, Inc., a Nevada Corporation (the "Company") to Approve:

     (i) a Share Exchange Agreement with Sinobull Financial Group and

     (ii) the reverse split of the stock 10 for 1.

This action is proposed to occur on or about March 6, 2002. This Information Statement is first being mailed to stockholders on or about February 24, 2002. Only stockholders of record at the close of business on February 8, 2002 are entitled to notice of the action to be taken. There will be no vote on the matters by the shareholders of the Company because the proposed action will be accomplished by the written consent of a majority of the shares of the Company. The Company, by action of a majority of its shareholders, intends to take action to approve the Share Exchange between the Company and Sinobull Financial Group and to approve a reverse stock split pursuant to which every ten (10) shares of the Company outstanding prior to the reverse stock split, to be reduced to one
(1) share.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Company's outstanding Common Stock as of February 8, 2002, with respect to:
(i) each person known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock; (ii) all directors; and
(iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of February 8, 2002, there were 37,268,487 shares of Common Stock issued and outstanding:

                         Name and Address of               Amount and Nature of
Title of Class           Beneficial Owner                  Beneficial Ownership
--------------           -------------------               --------------------
Common Stock             Terry Wong                        1,000,000
(.001 par value)         President, CEO, Director

Common Stock             Thomas Kennedy                    0
(.001 par value)         Director


                   REVERSE SPLIT OF SHARES OF GLOBAL TELEPHONE
                               COMMUNICATION, INC.

The Board of Directors authorized and approved a Reverse Stock Split of one-for-ten of the Company's outstanding Common Stock that may be effected by the Board depending on market conditions. The intent of the Reverse Stock Split is to increase the marketability and liquidity of the Common Stock. Upon approval of the reverse stock split, each ten shares of the Company's issued and outstanding common stock will automatically be converted into one (1) fully paid and nonassessable share of common stock, $0.001 par value per share, of Global Telephone Communication, Inc.. Fractional shares will be rounded upward. We intend to issue new stock certificates to shareholders of record upon the effective date of the reverse split. Each certificate representing ten (10) issued and outstanding shares of our common stock immediately prior to the effective date of the reverse split will be exchanged for one (1) share of common stock of Global Telephone Communication, Inc. after the effective date of the reverse split. The reverse stock split would have the following effects upon the number of shares of Common Stock outstanding (37,268,487 shares as of February 8, 2002) assuming that no additional shares of Common Stock are issued by the Company after that date and that the reverse split is effected; the Common Stock will continue to be $0.001 par value common stock following any reverse split, and the number of shares of common stock outstanding will be reduced. The following example is intended for illustrative purposes only.

Reverse Stock Split                             Common Stock Outstanding
-------------------                             ------------------------
1 FOR 10                                                3,726,848

PLEASE NOTE: Shareholders need not exchange their existing stock certificates for post reverse split share certificates of Global Telephone Communication, Inc.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decision and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect, and assumes that the newly issued common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of the current common stock are advised to consult their own tax advisers regarding the federal income consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under, state, local and foreign tax laws.

1. The reverse split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.

2. No gain or loss will be recognized by the Company in connection with the reverse stock split.

3. No gain or loss will be recognized by a shareholder who exchanges all of his shares of current common stock solely for shares of post-reverse common stock.

4. The aggregate basis of the shares of post-reverse common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of current common stock surrendered in exchange therefore.

5. The holding period of the shares of post-reverse common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of current common stock surrendered in exchange therefor.

                          SHARE EXCHANGE WITH SINOBULL

On December 14, 2001, The Board of Directors of Global Telephone Communication, Inc. as well as persons holding a majority of the outstanding shares determined that it is in the best interest of the Company to enter into a Share Exchange Agreement, whereby the Company will acquire 100% of the issued and outstanding shares of Sinobull Financial Group, (Sinobull) a Hong Kong corporation, in exchange for the shares representing approximately 76.32% of the total issued and outstanding capital stock of the Company (See attached Appendix "A" Share Exchange Agreement). The proposed exchange is a private placement of restricted securities pursuant to Regulation S and Rule 506 of Regulation D. Following the transaction, Sinobull will operate as a wholly owned subsidiary of the Company.

The Board of Directors of the Company and shareholders representing a majority of the outstanding shares have based their decision to complete the share for share exchange based upon their due diligence, analysis and review of SEC filings & financial statements, interviews with the parent company of Sinobull, The Hartcourt Companies, Inc., interviews with its management team, review and analysis of Information Memorandum prepared by Ernst and Young and the physical onsite inspection of the four different entities within Sinobull.

At the present time, the current operations of GTCI have generated insignificant revenues and after careful consideration and evaluation of its operations by the auditing firm, Merdinger, Fruchter, Rosen, Corso, P.C., the company is reported to be a going concern and will remain at risk until its operations generate revenues. The possibility of such revenues being generated from its current operations are minimal and the Company cannot guarantee its survival.

It is for these reasons that the management of GTCI decided to complete a merger with Sinobull.

Sinobull Financial Group develops financial technology, financial operating platforms and Internet-based financial services. Sinobull's operating companies include: Shanghai Sinobull Information Company Ltd., Sinobull Network Technology (formerly Shandgi Networks), WindInfo Ltd., Financial Telecom Ltd., Fintel wireless Ltd., Ton Bo software, HCTV Financial TV channel Ltd. and Sinobull Magazine Ltd. Sinobull.com is a financial information and stock trading website. Sinobull Group and its strategic partners provide news, data and analysis of financial information to the business community and media outlets. Services include; real-time pricing, historical pricing, indicative data, analysis of financial information and electronic communications. Clients include China's investment institutions, commercial banks, government offices and agencies, corporations, and news/media organizations.

Sinobull Group is a financial technology developer and Internet service provider. Sinobull's subsidiaries include: Beijing UAC Stock Exchange Online, Shanghai Guo Mao Science & Technology, Sinobull Network Technology (formerly Shangdi Networks), Financial Telecom (FTL), StreamingAsia and LogicSpace. In addition to quality financial news, real-time market data, financial analysis and commentary via the Sinobull portals, Sinobull currently offers online trading platform services that allow users to trade online for shares listed on stock exchanges in Shenzhen and Shanghai. This trading platform is currently the only such trading platform available in the PRC. Sinobull also has one of the few financial portals, which offers a comprehensive range of Chinese financial content coupled with an online trading platform service in the PRC. Hence Sinobull faces limited competition from major financial portals, which typically only offer English content and limited or possibly no content in Chinese, and no online trading platform service in the PRC.

Below is a brief overview of the operations of Sinobull:

    DIVISIONS

    1. Content Management: Collection and analysis of comprehensive in-house Database of financial news and company reports.

    2.  Distribution Network: Distribute this content to customers via:

        a. Business Terminals: using leased lines, broadband, satellite, Pagers, VBI.

        b.  Internet-Based: Web sites, wireless portals, SMS.

        c.  Cable TV Network: HCTV Financial TV.

    3.  Printed Media: Sinobull Magazine

    4. Technology Solutions: Providing technology support to ensure clients get the most efficient solution for their application.

    OPERATING COMPANIES

    1. Financial Telecom Ltd: Manages and distributes content via terminals in Hong Kong. A 17 year-old company.

    2. Fintel Wireless Internet Ltd: Distributes content via pagers in Hong Kong and China.

    3. Sinobull Information Co., Ltd: Manages and distributes content via terminals in China. A 4-year old company with major banks and brokerages as clients.

    4. Sinobull Network Technology Co., Ltd: Manages the most popular financial portal in

        China, www.sinobull.com. , which was awarded a medal in two consecutive years in Year 2000 & 2001 as one of the "Outstanding Chinese Financial Websites".

    5. Ton Bo Software Ltd: Provides technology solutions to financial institutions. Distributes the well-known Equis products of Reuters.

    6. HCTV Financial TV Channel Ltd: Will provide financial news and analysis via a network of cable TV in China (to be launched in 2002).

    7. Sinobull Magazine Ltd: Will publish a monthly magazine in financial news and analysis (to be launched in 2002).

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

The Company's authorized capital consists of 200,000,000 shares of Common Stock, no par value. As of February 8, 2002 there were 37,268,487 shares of Common Stock outstanding. The holders of Common Stock are entitled to vote on all matters to come before a vote of the shareholders of the Company.

INCORPORATION BY REFERENCE OF CERTAIN FINANCIAL INFORMATION

The following portions of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, are incorporated herein by reference:
"Item 1. Business", "Item 5. Market Information for Common Equity and Related Shareholder Matters", and "Item 7. Financial Statements."' The following 6 portions of the Company's Quarterly Report on Form 10-QSB for the period ended September 31, 2001 are also incorporated herein by reference: "Part I. Item 1:
Financial Statements" and "Part I. Item 2: Management's Discussion and Analysis of Financial Condition and Results of Operations."' Copies of these documents are available without charge to any person, including any beneficial holder of the Company's Common Stock to whom this Information Statement was delivered, on written or oral request to Global Telephone Communication, Inc., PO Box 53592, 984 West Broadway, Vancouver, BC, V5Z 4M6. Any statement contained in a document all or a portion of which is incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Information Statement except as so modified or superseded.


CAPITALIZATION

The Company's authorized capital consists of 200,000,000 shares of Common Stock, no par value. As of February 8, 2002 there were 37,268,487 shares of Common Stock outstanding. Presently, the Company has issued only one of its two authorized classes of stock, Common Stock, par value $0.01 per share. All of such common shares are voting shares and have the same voting rights. However, none of such common shares confers any preemptive rights on the holders thereof to purchase or receive any additional shares of the Company's Common Stock or any other securities, rights or options for the Company's securities authorized or acquired by the Company in the future. The Board may issue the Common Stock authorized by the Company's Charter for such consideration as may be fixed by the Board and for any corporate purpose without further action by the stockholders, except as may be required by law. Each share of Common Stock has equal dividend rights and participates equally upon liquidation

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company's herein proposed actions which differs from that of other shareholders of the Company. No director of the Company opposes the proposed actions of the Company.

                            10-KSB AND 10-QSB REPORTS

UPON REQUEST THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE FOR THE COMPANY'S MOST RECENT FISCAL YEAR, AND ITS MOST RECENT QUARTERLY REPORT ON FORM 10-QSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT QUARTER, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO: TERRY WONG PRESIDENT & CEO, Global Telephone Communication, Inc., PO Box 53592, 984 West Broadway, Vancouver, BC, V5Z 4M6.

                                         By Order of the Board of Directors


                                         /s/ Terry Wong
                                         ------------------------------------
                                         President & CEO of the Company

                                  APPENDIX "A"

                            SHARE EXCHANGE AGREEMENT

                            SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of the 18th day of January, 2002, by and among GLOBAL TELEPHONE COMMUNICATION, INC., a corporation organized and existing under the laws of the State of Nevada (hereinafter referred to as "GTCI"), HARTCOURT COMPANIES, INC., a corporation organized and existing under the laws of the State of Utah ("HCI"), being the majority shareholder of the several companies listed on Schedule A attached to this Agreement (the "Sinobull Group" and individually, a "Member"), and the SEVERAL MINORITY SHAREHOLDERS OF THE SINOBULL GROUP identified on Schedule B attached hereto (the "Minority Sinobull Shareholders").

      WHEREAS, GTCI has two hundred million (200,000,000) shares of authorized common stock, par value $0.001 per share, and approximately fifty-two million (52,000,000) shares of common stock issued and outstanding or have agreed to be issued by GTCI as of the date of this Agreement; and

      WHEREAS, GTCI's shareholders have approved a reverse stock split on a ten for one (10 for 1) roll back basis which shall occur shortly after the Closing of this transaction, such that GTCI's issued and outstanding shares of Common Stock (immediately after the reverse stock split) shall be approximately five million two hundred thousand (5,200,000) shares, exclusive of shares to be issued to the Sinobull Group pursuant to this Agreement; and

      WHEREAS, GTCI's shares of common stock have been registered for public trading on the OTC Bulletin Board under the symbol GTCI; and

      WHEREAS, the Sinobull Group is engaged in the development, marketing, sale and distribution of various financial and telecommunications products and services in the Asian market (the "Business"); and

      WHEREAS, the Minority Sinobull Shareholders and HCI (collectively, the "Sinobull Shareholders") own all of the issued and outstanding shares of capital stock of the Sinobull Group (the "Sinobull Shares"); and

      WHEREAS, GTCI desires to acquire one hundred percent (100%) of the Sinobull Shares in exchange (the "Share Exchange") for approximately one hundred sixty-six million (166,000,000) pre-reverse stock split shares of restricted common stock of GTCI (the "GTCI Shares"), to be issued to the several Sinobull Shareholders in the percentages set forth on Schedule C attached hereto, and representing approximately seventy-six and thirty-two hundredths percent (76.32%) of the total number of issued and outstanding GTCI Shares, subject to certain adjustments as further detailed herein; and

      WHEREAS, the Sinobull Shareholders are willing to exchange their Sinobull Shares for their allocable amount of the GTCI Shares as set forth on said Schedule C, subject to the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                               EXCHANGE OF SHARES

1.01 EXCHANGE OF SHARES. Subject to the terms and conditions contained in this Agreement, at the Closing (as defined in Section 1.02 below), the parties shall engage in the following transactions, all of which shall be deemed to occur simultaneously:

      (a) GTCI shall issue to the Sinobull Shareholders approximately one hundred sixty-six million (166,000,000) of pre-reverse stock split GTCI Shares, representing seventy-six and thirty-two hundredths percent (76.32%) of the total number of issued and outstanding shares of GTCI as of the Closing Date and calculated in accordance with the approved reverse stock split on a ten for one (10 for 1) roll back basis which shall occur shortly after the Closing, which GTCI Shares shall be further allocated among the Sinobull Shareholders in accordance with the chart set forth on Schedule C attached hereto, subject to certain adjustments as further detailed herein; The Sinobull Shareholders acknowledge that some of the shares issued to the Sinobull Shareholders shall be Preferred Shares which may, at the option of the holders, be converted into Common Shares of GTCI at any time; and

      (b) in exchange for their GTCI Shares, the Sinobull Shareholders shall each transfer and assign to GTCI their respective shares comprising the Sinobull Shares which, when taken together, represent one hundred percent (100%) of the total number of issued and outstanding Sinobull Shares issued and outstanding as of the date of the Closing. The amounts of the Sinobull Shares owned by each Sinobull Shareholder are as set forth on Schedule B to this Agreement.

1.02 CLOSING. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on or about January 18, 2002. At or prior to the Closing, each of the actions required to be taken by the parties pursuant to this Agreement shall have been completed.

                                   ARTICLE II

                        RELATED AGREEMENTS OF THE PARTIES

2.01 PAYMENT OF CONSULTING FEE. At the Closing, the parties shall deliver to WABO, INC., a British Virgin Islands corporation (the "Consultant"), five hundred thousand (500,000) restricted shares of common stock of GTCI (the "Consulting Shares"), as full and complete compensation to the Consultant for its services in assisting the parties with the acquisition contemplated by this Agreement. After the Consulting Shares have been issued to the Consultant, the total ownership allocation of the common stock of GTCI shall be as follows: (a) seventy-three and eleven hundredths percent (73.11%) owned by the Sinobull Shareholders; (b) twenty-two and sixty-nine hundredths percent (22.69%) owned by Prior GTCI Shareholders (as defined below), and (c) four and two-tenths percent (4.2%) owned by the Consultant. The "Prior GTCI Shareholders" consist of those persons who were shareholders of GTCI prior to the closing of the transaction contemplated hereby, and as of the date of the Closing. A true and correct list of the Prior GTCI shareholders, dated as of the Closing Date, shall be delivered to the parties at or before the Closing. Prior to receiving the Consulting Shares, the Consultant shall execute and deliver to GTCI an investment letter, representing that the Consultant is a suitable investor, and may lawfully accept said Consulting Shares in compliance with all applicable securities laws.

2.02 SHAREHOLDERS' AGREEMENT. At the Closing, the Board of Directors of GTCI shall be expanded to consist of seven (7) persons, of which the prior GTCI Shareholders shall nominate two (2) Directors.

2.03 CONVERTIBLE LOAN FINANCING. At the Closing, the Sinobull Shareholders shall provide to GTCI, directly or indirectly, or cause to be provided to GTCI, a loan in the principal face amount of __________ Dollars ($__,000), evidenced by a convertible promissory notes possessing such additional terms and conditions as the parties shall mutually agree prior to the Closing.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF GTCI

      With the exception of any obligations or requirements of GTCI as set forth in the Transaction Documents, GTCI hereby represents and warrants to the best of its knowledge to and for the benefit of the Sinobull Shareholders, and each of them, as follows, which representations and warranties are true and correct as of the date hereof:

3.01 ORGANIZATION; CORPORATE POWER. GTCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. GTCI has all requisite corporate power and authority to own, lease or hold its rights, properties and assets and to conduct its business as it is now being conducted, and to enter into this Agreement and consummate the transactions contemplated hereby.

3.02 AUTHORIZATION. This Agreement and all other documents executed incident hereto (collectively, the "Transaction Documents") have been duly authorized, executed and delivered by GTCI and constitute legal, valid and binding obligations of GTCI in accordance with their respective provisions. Neither the execution nor performance of the Transaction Documents by GTCI (i) violates or will violate any provision of any law, statute, regulation, judgment, or other government decree, order or legislation (hereinafter referred to collectively as a "Law"), or (ii) requires any approval, consent or withholding of objections on the part of any federal, state, local or foreign court, tribunal, governing board, agency or other authorizing entity (hereinafter referred to collectively as a "Governmental Authority") or of any third party, or (iii) conflicts with any of the provisions of GTCI's Articles of Incorporation or By-Laws, or (iv) conflicts with, results in a breach of or constitutes a default under any Contract (as such term is defined below) to which GTCI is a party or by which it or any of its assets or properties is bound.

3.03  CAPITALIZATION; SECURITIES MATTERS.

      (a) As of the date hereof GTCI has authorized two hundred million (200,000,000) shares of capital common stock, one-tenth of one cent ($.001) par value per share, of which approximately fifty-two million (52,000,000) shares of common stock issued and outstanding or have agreed to be issued by GTCI as of the date of this Agreement. GTCI's shareholders have approved a reverse stock split on a ten for one (10 for 1) roll back basis which shall occur shortly after the Closing such that GTCI's issued and outstanding shares of Common Stock (immediately after the reverse stock split) shall be approximately five million two hundred thousand (5,200,000) shares. As of the date hereof, GTCI has authorized one hundred million (100,000,000) shares of preferred stock, par value $0.001 per share, of which there are no shares issued and outstanding as of the date hereof, nor will these be at the Closing. Other than the shares as stated herein, GTCI has not issued any other class of security, nor any option, right or other instrument providing for the issuance of any security. GTCI is not a party to any Contract or other instrument which is convertible into or exchangeable for any security issued or to be issued by GTCI except as disclosed.

      (b) During the past three (3) years, (i) GTCI has filed with the Securities and Exchange Commission, and each state securities commission or other regulatory body as required, all such filings, reports, communications and other items required to be filed with any such body in accordance with applicable Law (collectively, the "Securities Documents"); and (ii) GTCI has mailed all notices, reports or other communications to its shareholders which were required to be mailed in accordance with applicable Law. The Securities Documents are materially true and correct as of the dates filed and, other than as reported in any subsequently-filed Securities Document, no fact or circumstance has occurred and no condition has arisen which would make any of the statements contained in any such Security Document materially untrue or misleading as of the date of this Agreement. No Securities Document contains any false or misleading statement, or fails to state anything which make any statements contained therein materially misleading.

      (c) Once delivered to the Sinobull Shareholders in exchange for their respectively-owned shares of the Sinobull Group, the GTCI Shares shall be validly-issued, fully-paid and non-assessable, and shall be free and clear of all liens, charges, claims, options, voting trusts, defects in title, liabilities, obligations or other encumbrances of any kind or description whatsoever (an "Encumbrance").

3.04 COMPLIANCE WITH LAWS. GTCI is not in violation and has not received any notice of any alleged violation, of any applicable federal, state, local or foreign Law, order or other requirement of any Governmental Authority, which violation could have an adverse effect on the conduct of its business as currently being conducted. GTCI holds, and at all times has held, all permits, licenses, or other governmental authorizations, approvals or consents (hereinafter collectively referred to as a "Permit") necessary for the conduct of its business, as it is being, and has been conducted, in accordance with all applicable Laws. All such Permits are in full force and effect, and no material violations thereof are or have been recorded in respect of any Permit.

3.05 CONTRACTS. Except as set forth in Schedule 3.05 and as disclosed by GTCI to the Sinobull Shareholders or their representatives, GTCI is not a party to any contract, agreement, arrangement, understanding or undertaking, whether orally or in writing (a "Contract"), which is not able to be terminated unilaterally at any time by GTCI, without penalty, upon not more than thirty (30) days' prior notice. No event has occurred and no condition exists which constitutes, or with notice or lapse of time or both would constitute, a default by GTCI, or any other party under any of the Contracts to which GTCI is bound or by which any of its properties or assets are bound. GTCI has not received any notice that any party to any of such Contracts intends to cancel or terminate any of them or to exercise or not exercise any options or other rights granted under any of them. GTCI currently possesses all rights under Contracts which are necessary for the conduct of its business as presently being conducted, all of which Contracts shall continue to be valid and in full force and effect on and after the Closing.

3.06 ACTIONS AND PROCEEDINGS. Except as disclosed in writing by GTCI to the Sinobull Group, and except as expressly set forth in this Agreement, (i) GTCI is not subject to any order of, or agreement, memorandum or understanding with, any Governmental Authority; and (ii) there is no litigation, action, arbitration, suit, proceeding, claim or investigation pending or, to the best of GTCI's knowledge, threatened against GTCI and affecting or relating to GTCI or the transactions contemplated by this Agreement. To the best of GTCI's knowledge and belief, there are no facts or circumstances which could reasonably be anticipated to give rise to any such litigation, action, arbitration, suit, proceeding, claims or investigation.

3.07 BROKERS AND FINDERS. Other than the Consultant described above, GTCI has not used the services of any broker or finder to whom compensation is or will become due as a result of the transactions contemplated by this Agreement.

3.08 FINANCIAL STATEMENTS. All financial statements contained in the Securities Documents (collectively, the "Financial Statements") are accurate and correctly reflect the operations and financial condition of GTCI for the periods indicated. Said Financial Statements: (a) have been prepared on an accrual basis of accounting consistently applied throughout the periods indicated; (b) fairly present the financial position of GTCI as of the dates indicated and their respective results of operations for the periods indicated; and (c) were prepared in accordance with generally accepted accounting principles, consistently applied, from the books and records of GTCI, which books and records are complete and correct, and accurately reflect the transactions of and other events applicable to GTCI.

3.09 TAXES. Except as disclosed by GTCI to the Sinobull Shareholders or their representatives, GTCI has filed all federal, state, local and foreign tax returns and tax reports required to be filed for all periods ended on or prior to the Closing. GTCI has paid all federal, state, local and foreign taxes required to be paid by it through the date of Closing (including all interest, penalties or other additions thereon or any costs or expenses related thereto), and will pay in a timely manner after the Closing all federal, state, local and foreign taxes required to be paid by it after the Closing with respect to periods ending on or prior to the Closing. There is no proposed deficiency or additional assessment for any taxes, assessments, fees, interest, penalties or governmental charges against GTCI, nor is GTCI currently contesting the assessment or charge by any taxing authority of any tax, levy, adjustment or proposed adjustment in respect of any filed returns.

3.10 REQUIRED CONSENTS. There is no consent, permit or approval of, filing with or notice to any Governmental Authority, or to any other person, whether under law or by Contract or otherwise, which is required to be obtained, made or given by

      GTCI in connection with the execution, delivery or performance of this Agreement or any Transaction Document, the consummation of the transactions contemplated hereby or thereby, or the conduct of its business as currently being conducted.

3.11 LIABILITIES. Except as disclosed by GTCI to the Sinobull Shareholders or their representatives, there are no debts, charges, obligations, responsibilities or other liabilities of GTCI, whether fixed or contingent, liquidated or unliquidated, secured or unsecured, or of any other kind or nature (collectively, "Liabilities"), other than Liabilities specifically disclosed and identified in Schedule 3.11. All Liabilities or claims therefor which are required to be disclosed on a company balance sheet in accordance with generally accepted accounting principles have been disclosed in the Financial Statements.

3.12 ABSENCE OF SPECIFIED CHANGES. Since the last date of the fiscal quarter which is the subject of GTCI's most recently filed Quarterly Report on Form 10-QSB, except as set forth specifically on Schedule 3.13 attached hereto, there has not been any:

      (a) event or change in circumstances which has had a materially adverse effect upon the business, assets, properties, financial condition or prospects of GTCI;

      (b) transaction by GTCI except in the ordinary course of its business as conducted through and as of such date;

      (c) destruction, loss of or damage to any material property or asset of GTCI;

      (d) entering into or assumption of any material Contract or obligation by GTCI which has had, or could be reasonably expected to have or create, a materially adverse effect upon the business, assets, properties, financial condition or prospects of GTCI;

      (e) change by GTCI in the accounting methods or practices (including, without limitation, any change in depreciation or amortization policies or rates) which have historically been utilized by GTCI;

      (f)   revaluation by GTCI of any of its assets or properties;

      (g) sale, lease or other disposition or transfer of any material property or asset of GTCI;

      (h) waiver or release of any right or claim of GTCI, except in the ordinary course of its business;

      (i) imposition of any lien or other liability or obligation on any property or asset of GTCI;

      (j) any issuance by GTCI of any security, or any Contract or other right providing for the issuance of any such security, or which is convertible into or exchangeable for any such security of GTCI;

      (k) other event or condition of any character that is or might reasonably be deemed to have a materially adverse effect upon the business, assets, properties, financial condition or prospects of GTCI; or

      (l) any Contract entered into by or on behalf of GTCI to do any of the things described in the preceding clauses (a) through (k) of this
            Section 3.12.

3.13 DISCLOSURES; KNOWLEDGE AND BELIEF. Neither this Agreement nor any Schedule or Exhibit attached hereto contains any untrue statement of a material fact or omits any material fact necessary in order to make the statements contained herein or therein not misleading. Wherever used in this Agreement, the term "knowledge" means the actual knowledge of GTCI after due investigation of GTCI's files and due inquiry of GTCI's officers or management charged with responsibility over the subject matter to which such knowledge statement relates, and the term "belief" means that, without having actual knowledge of any given matter, GTCI has a reasonable basis to believe that the statement being made is accurate after the same due investigation or inquiry.

                                   ARTICLE IV

           REPRESENTATIONS AND WARRANTIES OF THE SINOBULL SHAREHOLDERS

      With the exception of any obligations or requirements of the Sinobull Group set forth in these Transaction Documents, the Sinobull Shareholders, severally and not jointly, hereby represent and warrant to the best of their knowledge to and for the benefit of GTCI as follows, which representations and warranties are true and correct as of the date hereof:

4.01 ORGANIZATION; CORPORATE POWER; QUALIFICATION. The Sinobull Group consists of the corporations listed in Schedule A attached hereto, each of which is duly organized and validly existing under the laws of its respective jurisdiction of incorporation, as set forth on Schedule A attached hereto. Each such corporation has the requisite corporate power and authority to own, lease or hold its rights, properties and assets and to conduct its business as it is now being conducted. Each Sinobull Shareholder has full corporate power and authority (or, if an individual, has full power and capacity), to enter into this Agreement and consummate the transactions contemplated hereby.

4.02 AUTHORIZATION. The Transaction Documents have been duly authorized, executed and delivered by the Sinobull Shareholders, as applicable, and constitute the legal, valid and binding obligations of each of them, in accordance with their respective provisions. Neither the execution nor performance of the Transaction Documents by the Sinobull Shareholders (i) violates or will violate any provision of any Law (as hereinafter defined), or (ii) requires any approval, consent or withholding of objections on the part of any Governmental Authority or of any third party, or (iii) conflicts with any of the provisions of any of the Sinobull Shareholders' Articles of Incorporation or By-Laws, or (iv) conflicts with, results in a breach of or constitutes a default under any Contract (as such term is hereafter defined) to which any of the Sinobull Shareholders is a party, or by which it or any of their respective assets or properties is bound.

4.03 CAPITALIZATION. The Sinobull Shareholders own the number of shares of each member of the Sinobull Group as is set forth on Schedule B attached hereto, and no other shares are issued and outstanding by any Sinobull Group member. When delivered to GTCI against delivery of the appropriate GTCI Shares as contemplated above, each Sinobull Group share shall have been validly-issued, fully-paid, non-assessable and free and clear of any Encumbrance.

4.04 COMPLIANCE WITH LAWS. Except as set forth in Schedule 4.04 hereof, no member of the Sinobull Group is in violation, or has received any notice of any alleged violation, of any applicable federal, state, local or foreign Law, order or other requirement of any Governmental Authority, which violation could have an adverse effect on the conduct of its business as currently being conducted. Each such member holds all Permits necessary for the conduct of its business in accordance with all applicable Laws as currently being conducted. All such Permits are in full force and effect, and no material violations thereof are or have been recorded in respect of any Permit.

4.05  ACTIONS AND PROCEEDINGS. Except as expressly set forth in this Agreement,
      (i) no Member is subject to any order of, or agreement, memorandum or understanding with, any Governmental Authority; and (ii) there is no litigation, action, arbitration, suit, proceeding, claim or investigation pending or, to the best of any Member's knowledge, threatened against any Member and affecting or relating to any Member or the transactions contemplated by this Agreement. To the best of each Member's knowledge and belief, there are no facts or circumstances which could reasonably be anticipated to give rise to any such litigation, action, arbitration, suit, proceeding, claims or investigation.

4.06 BROKERS AND FINDERS. Other than the Consultant, no Sinobull Shareholder has used the services of any broker or finder to whom compensation is or will become due as a result of the transactions contemplated by the Transaction Documents.

4.07 FINANCIAL STATEMENTS. GTCI has received copies of all financial statements of the Sinobull Group as it has reasonably requested, the copies of which (collectively, the "Sinobull Financial Statements") are accurate and fairly reflect the operations and financial condition of each Sinobull Group Member.

4.08 REQUIRED CONSENTS. There is no consent, permit or approval of, filing with or notice to any Governmental Authority, or to any other person, whether under law or by Contract or otherwise, which is required to be obtained, made or given by any Sinobull Shareholder in connection with the execution, delivery or performance of any Transaction Document, the consummation of the transactions contemplated hereby or thereby, or the conduct of its business as currently being conducted.

4.09 LIABILITIES. There are no debts, charges, obligations, responsibilities or other liabilities of any Member, whether fixed or contingent, liquidated or unliquidated, secured or unsecured, or of any other kind or nature (collectively, "Liabilities"), other than Liabilities specifically disclosed and identified as to nature and amount on Schedule 4.09 or the Sinobull Financial Statements.

4.10 ABSENCE OF SPECIFIED CHANGES. Since June 30, 2001, except as set forth specifically on Schedule 4.10 attached hereto, there has not been any:

      (a) event or change in circumstances which has had a materially adverse effect upon the business, assets, properties, financial condition or prospects of any Sinobull Group member;

      (b) transaction by any Sinobull Group member except in the ordinary course of its business as conducted through and as of such date;

      (c) material destruction, loss of or damage to any property or asset of any Sinobull Group member;

      (d) entering into or assumption of any material Contract or obligation by any Sinobull Group member which has had, or could be reasonably expected to have or create, a materially adverse effect upon the business, assets, properties, financial condition or prospects of any such member;

      (e) change by any Sinobull Group member in the accounting methods or practices (including, without limitation, any change in depreciation or amortization policies or rates) which have historically been utilized by any such member;

      (f) revaluation by any Sinobull Group member of any of its assets or properties;

      (g) sale, lease or other disposition or transfer of any material property or asset of any Sinobull Group member (other than in the ordinary course of its business);

      (h) waiver or release of any right or claim of any Sinobull Group member, except in the ordinary course of its business;

      (i) imposition of any lien or other liability or obligation on any property or asset of any Sinobull Group member;

      (j) any issuance by of any security, or any Contract or other right providing for the issuance of any such security, or which is convertible into or exchangeable for any such security of any Sinobull Group member;

      (k) other event or condition of any character that is or might reasonably be deemed to have a materially adverse effect upon the business, assets, properties, financial condition or prospects of any Sinobull Group member; or

      (l) any Contract entered into by or on behalf of any Sinobull Group member to do any of the things described in the preceding clauses
            (a) through (k) of this Section 4.10.

4.11 DISCLOSURES; KNOWLEDGE AND BELIEF. Neither this Agreement nor any Schedule or Exhibit attached hereto contains any untrue statement of a material fact or omits any material fact necessary in order to make the statements contained herein or therein not misleading. Wherever used in this Agreement, the term "knowledge" means the actual knowledge of the Sinobull Shareholders after due investigation of the Sinobull Group members' files and due inquiry of the Sinobull Group members' officers or management charged with responsibility over the subject matter to which such knowledge statement relates, and the term "belief" means that, without having actual knowledge of any given matter, each Sinobull Group member has a reasonable basis to believe that the statement being made is accurate after the same due investigation or inquiry.

                                    ARTICLE V

                      OBLIGATIONS OF THE PARTIES AT CLOSING

5.01 OBLIGATIONS AT CLOSING. At the Closing, GTCI shall deliver or cause to be delivered to HCI, on behalf of the Sinobull Shareholders, the following:

      (a) a certificate or certificates evidencing the GTCI Shares, free and clear of any Encumbrances, and, endorsed in blank;

      (b) corporate resolutions of the Board of Directors of GTCI authorizing the issuance of approximately one hundred sixty-six million (166,000,000) Shares to the Sinobull Shareholders, which represents approximately seventy-six and thirty-two hundredths (76.32%) of the total number of issued and outstanding GTCI Shares following the issuance of shares to the Sinobull Shareholders as well as all shares of common stock issued and outstanding or have been agreed to be issued by GTCI, and the other transactions contemplated by this Agreement and, if required, evidence of shareholder authorization or consent thereof;

      (c) all such certificates, affidavits, consents, assignments, transfers and other documents as the Sinobull Shareholders may reasonably request to permit GTCI to comply with the provisions of this Agreement including, without limitation, all required consents and authorizations, or evidence of the sending of any required notices hereunder (the "Required Consents"), and a Certificate signed by the President of GTCI and attested to by its corporate secretary, setting out the incumbent signatures of its executive officers authorized to sign the transaction documents, and restating the representations and warranties contained in Article III hereof, on and as of the Closing Date; and

      (d)   all completed Schedules and Exhibits as required in this Agreement.

5.02 THE SINOBULL GROUP'S OBLIGATIONS AT CLOSING. At the Closing, HCI, on behalf of the Sinobull Shareholders, shall deliver or cause to be delivered to GTCI the following:

      (a) a certificate or certificates collected from the Sinobull Shareholders and evidencing the Sinobull Shares, free and clear of any Encumbrances, endorsed in blank;

      (b) corporate resolutions of the Board of Directors of each of the Sinobull Shareholders authorizing the assignment, transfer and conveyance of the Sinobull Shares to GTCI and the transactions contemplated by this Agreement, including, if required, evidence of their respective shareholder authorization or consent thereto;

      (c) all such certificates, affidavits, consents, assignments, transfers and other documents as GTCI may reasonably request to permit GTCI to comply with the provisions of this Agreement, including, without limitation, the required consents and authorizations, or evidence of the sending of any required notices hereunder (the "Required Consents"), and a Certificate signed by the President of HCI and attested to by its corporate secretary, setting out the incumbent signatures of its executive officers authorized to sign the transaction documents, and restating the representations and warranties contained in Article IV hereof, on and as of the Closing Date; and

      (d)   all completed Schedules and Exhibits as required in this Agreement.


                                   ARTICLE VI

                            COVENANTS AND AGREEMENTS

6.01 ACCESS TO INFORMATION. Each party has afforded, and through the Closing Date shall afford, the other party hereto, and its counsel, accountants and other representatives, complete access at all reasonable times to such party's officers, employees, properties, inventories, contracts, books and records pertaining to it and its business, and shall promptly furnish to such other party all financial, operating and other data and information as such party may reasonably request from time to time hereunder (the "Due Diligence Review"). The obligations of each of GTCI and the Sinobull Shareholders are expressly conditioned upon the completion, to the full satisfaction of each party in its sole and reasonable discretion, of the Due Diligence Review.

6.02 CONDUCT OF THE BUSINESS PRIOR TO CLOSING. Except as otherwise agreed to in writing by the parties, or as otherwise provided in this Agreement, until the Closing, GTCI shall, and HCI shall cause the Sinobull Group to, conduct their respective businesses in the ordinary course and in a manner such that the representations and warranties of such party are true and correct as of the Closing. No party has taken, and no party shall take, any action to cause such party to breach or misrepresent any representation or warranty set forth herein or to not satisfy any covenant or condition set forth herein.

6.03 THIRD-PARTY APPROVALS AND CONSENTS. GTCI and the Sinobull Shareholders shall all use their reasonable best efforts to obtain all necessary governmental or other third-party approvals and consents necessary for the consummation of the transactions contemplated by this Agreement.

6.04 ADDITIONAL AGREEMENTS. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its best efforts at its own expense to take, or cause to be taken on its own behalf, all actions and to do or cause to be done all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

6.05 NO SOLICITATION; NO OTHER OFFERS. From the date hereof until the Closing, no party to this Agreement shall grant to any independent third-party or entity any authority, directly or indirectly, to solicit, nor shall any such party participate in or initiate (including by way of furnishing any nonpublic information concerning its business and affairs) any discussions, inquiries or proposals, or to participate in any way in any negotiations or discussions for the purpose or with the intention of leading to any proposal concerning any acquisition or purchase, directly or indirectly, of all or any portion of the transactions contemplated herein.

6.06 FURTHER ASSURANCE. After the Closing, GTCI shall from time to time, at the Sinobull Shareholders' request and without further cost and expense to the Sinobull Shareholders, execute and deliver to the Sinobull Shareholders, or cause to be executed and delivered to the Sinobull Shareholders, such other instruments of conveyance and transfer, and take such other related action, as the Sinobull Shareholders may reasonably request.

6.07 NOTIFICATION OF CERTAIN MATTERS. Prior to the Closing, each party shall give prompt notice in writing to the others of (i) any information that indicates that any representation and warranty contained herein was not true and correct as of the date hereof and will not be true and correct as of the Closing, (ii) the occurrence of any event which will result, or has a reasonable prospect of resulting, in the failure to satisfy a condition specified herein, (iii) any notice or other communications from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, and
      (iv) any failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

                                   ARTICLE VII

                  CONDITIONS PRECEDENT TO OBLIGATIONS TO CLOSE

7.01 THE SINOBULL SHAREHOLDERS. The obligations of the Sinobull Shareholders under this Agreement are subject to the fulfillment by GTCI or written waiver by the Sinobull Shareholders, at or prior to the Closing, unless otherwise stated, of each of the following conditions:

      (a) all representations and warranties of GTCI contained in this Agreement shall be true and correct in all material respects at the Closing (as to which the Sinobull Shareholders shall have received a certificate from GTCI at the Closing), and all Schedules delivered to the Sinobull Shareholders hereunder shall be updated and delivered at the Closing;

      (b) GTCI shall have performed and complied with all obligations, terms and conditions to be performed or complied with by it under this Agreement in all material respects prior to or at the Closing, and shall have delivered the items required to be delivered by it under this Agreement;

      (c) since the date hereof, there shall have been no material adverse changes in the business, financial condition or operations of GTCI;

      (d) there shall not be any pending or threatened claim, litigation, arbitration, administrative proceeding action by any Governmental Authority or attempted revocation of any Permit against or affecting GTCI, any of its assets or properties, or its business, which:

            (i) would have a material adverse effect upon the financial condition or operations of the business if decided against GTCI; or

            (ii) seeks to enjoin or restrain the transactions contemplated by this Agreement;

      (e) on or before the Closing Date, the Due Diligence Review conducted by or on behalf of the Sinobull Shareholders hereunder shall be completed with results which are satisfactory to the Sinobull Shareholders, as determined in their reasonable discretion; and

      (f) GTCI shall have provided all of the items to be delivered to the Sinobull Shareholders at the Closing pursuant to this Agreement.

7.02 GTCI. The obligations of GTCI under this Agreement are subject to the fulfillment by each of the Sinobull Shareholders or written waiver by GTCI, at or prior to the Closing, unless otherwise stated, of each of the following conditions:

      (a) all representations and warranties of the Sinobull Shareholders contained in this Agreement shall be true and correct in all material respects at the Closing, and GTCI shall have received a certificate of the Sinobull Shareholders to such effect; and

      (b) the Sinobull Shareholders shall have performed and complied with all obligations, terms and conditions to be performed and complied with by it under this Agreement prior to or at the Closing, and shall have delivered the items required to be delivered by it;

      (c) since the date hereof, there shall have been no material adverse changes in the business, financial condition or operations of any Member of the Sinobull Group; and

      (d) there shall not be any pending or threatened claim, litigation, arbitration, administrative proceeding action by any Governmental Authority or attempted revocation of any Permit against or affecting any member of the Sinobull Group, any of its assets or properties, or the business, which:

            (i) would have a material adverse effect upon the financial condition or operations of the business if decided against the Sinobull Group; or

            (ii) seeks to enjoin or restrain the transactions contemplated by this Agreement;

      (e) on or before the Closing Date, the Due Diligence Review conducted by GTCI hereunder shall be completed with results that are satisfactory to GTCI, as determined in GTCI's reasonable discretion; and

      (f) the Sinobull Shareholders shall have provided all of the items to be delivered to GTCI at the Closing pursuant to this Agreement.


                                  ARTICLE VIII

                                 INDEMNIFICATION

8.01 INDEMNIFICATION. Each Party shall defend, indemnify and hold harmless the other party from and against any and all claims, actions, suits, demands, assessments, judgments, damages, losses, costs and expenses including, without limitation, fines, penalties and legal fees (collectively, "Damages"), whether or not the result of any third-party claim, resulting from or arising out of (a) any breach or inaccuracy in any representation or warranty of either party that is contained in this Agreement or any Transaction Document or Closing Certificate; (b) any breach or failure to perform any covenant or agreement of either party that is contained in this Agreement or set forth in any of the Transaction Documents or any Exhibit or Schedule hereto or thereto, whether to be performed prior to or after the Closing; (c) the conduct of the business of either party for all periods up to and including the Closing Date; or (d) any undisclosed Liabilities.

8.02 COORDINATION OF LEGAL DEFENSE. In the event that any party may become the subject of any litigation or other proceeding as a result of any of the foregoing items for which it may be entitled to indemnification pursuant to the provisions of Section 8.01 above, the party so entitled to indemnification shall have the right to coordinate its own defense and legal representation, and the indemnifying party shall pay all costs actually incurred in connection therewith, and shall otherwise use its best efforts to cooperate with the party being indemnified and its counsel in defending against such litigation or proceeding.

8.03 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Each of the representations and warranties made by GTCI and by the Sinobull Shareholders in this Agreement shall survive the Closing and the exchange of shares hereunder (regardless of any investigation made or facts known at any time by either party) for a period of one (1) year following the Closing.

                                   ARTICLE IX

                                   TERMINATION

9.01 MUTUAL AGREEMENT. This Agreement can be terminated at any time prior to the Closing by the mutual agreement of the Sinobull Shareholders and GTCI, provided such termination is agreed upon in a writing executed by the parties.

9.02 TERMINATION BY THE SINOBULL SHAREHOLDERS. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to Closing by action of the Sinobull Shareholders if (a) GTCI shall breach or fail to observe or perform, as the case may be, in any material respect any of the representations, warranties, covenants, obligations, commitments or agreement contained herein, which breach or failure is not cured within fifteen (15) business days after notice thereof is given by the Sinobull Shareholders (or, if less, within fifteen (15) business days prior to the Closing); (b) the conditions to the obligations of the Sinobull Shareholders to consummate the Closing and effect the transactions contemplated hereby are not satisfied or waived by the Sinobull Shareholders at or prior to the Closing; or (c) the Closing has not occurred on or before January 31, 2002, provided that the failure to close is not due to any condition which has been caused or created by the Sinobull Shareholders.

9.03 TERMINATION BY GTCI. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to Closing by action of GTCI if (a) any Sinobull Shareholder shall breach or fail to observe or perform, as the case may be, in any material respect any of the representations, warranties, covenants, obligations, commitments or agreements contained herein, which breach or failure is not cured within fifteen (15) business days after notice thereof is given by GTCI (or, if less, within fifteen (15) business days prior to the Closing); (b) the conditions to the obligations of GTCI to consummate the Closing and effect the transactions contemplated hereby are not satisfied or waived by GTCI at or prior to the Closing; or (c) the Closing has not occurred on or before January 31, 2002, provided that the failure to close is not due to any condition which has been caused or created by GTCI.

9.04 PROCEDURE AND EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in this Article IX, notice thereof shall be promptly given by the terminating party to the other parties and, thereafter, this Agreement shall be of no further force and effect; provided, however, that nothing contained herein shall relieve any party from any liability for any breach of this Agreement prior to termination or for wrongful termination.

                                    ARTICLE X

                                  MISCELLANEOUS

10.01 NOTICES. All notices and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been given or delivered upon receipt if given by hand or by courier, in each case addressed as follows:

If to the Sinobull Shareholders:           c/o The Hartcourt Companies, Inc.
                                                 19222 Pioneer Blvd.
                                                 Suite 100
                                                 Cerritos, CA  90703
                                                 Attn:  Dr. Alan V. Phan
                                                        Chairman

with a copy (which shall not
constitute notice) to:                     John A. Furutani, Esq.
                                           2500 E. Colorado Blvd.,
                                           Suite 301
                                           Pasadena, CA 91107

If to GTCI:                                Global Telephone Communication, Inc.
                                           355 Burrand Suite
                                           Suite 1700
                                           Vancouver, BC  Canada, V6C 2G8
                                           Attn:  Mr. Terry Wong
                                                  President

with a copy (which shall not
constitute notice) to:                     Thompson & Elliot
                                           800-1285 West Broadway
                                           Vancouver, BC Canada, V6H 3X8
                                           Attn:  Richard Ledding, Esq.


provided, however, any party may, by notice given in accordance with this
Section 10.01 to the other party, designate another address or person for receipt of notices hereunder.

10.02 CONSTRUCTION. The headings of the Sections of this Agreement and in the Schedules and Exhibits to this Agreement are inserted for convenience of reference only and shall not be used in interpreting this Agreement. Unless specifically stated otherwise, references to Sections, paragraphs, Exhibits and Schedules refer to this Agreement. Terms which are defined in this Agreement shall have the same meanings when used in the Schedules and Exhibits to this Agreement.

10.03 SCHEDULES AND EXHIBITS. All of the Schedules and Exhibits to this Agreement constitute an integral part of this Agreement and are hereby incorporated herein by reference and made a part hereof as if fully written within it.

10.04 ENTIRE AGREEMENT. This Agreement and the Transaction Documents constitute an integral part of this Agreement and are hereby incorporated herein by reference and made a part hereof as if fully written within it, and such agreements and documents represent the entire agreement among the parties pertaining to the subject matter hereof and thereof, and any prior agreements or understandings pertaining thereto are hereby merged into and superseded by this agreement and the Transaction Documents as applicable.

10.05 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Los Angeles. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

10.06 PUBLIC ANNOUNCEMENTS. No party shall make any public announcements concerning this Agreement or the transactions contemplated by it until after the Closing, unless required by law and/or a regulatory authority, without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld by either party. Any party may disclose the transactions after the Closing in accordance with applicable Securities and Exchange Commission and other legal requirements.

10.07 ASSIGNMENT. This Agreement and the rights and duties hereunder shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto, but shall not be assignable or delegable by any party without the prior written consent of the other, and any purported assignment without such prior written consent shall be null and void.

10.08 WAIVERS. Any waiver by GTCI or by any Sinobull Shareholder of any breach of or failure to comply with any provision of this Agreement by another party shall be in writing and shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of, or failure to comply with, any other provision of this Agreement.

10.09 AMENDMENT. This Agreement may not be amended orally, but only by an instrument in writing duly executed by the parties.

10.10 COUNTERPARTS. More than one counterpart of this Agreement may be executed by the parties hereto, each of which shall be deemed an original, but all of which shall constitute one and the same document. Any agreement or document signed and transmitted by facsimile transmission shall be binding on the party executing same as if it were an originally signed agreement or document.

10.11 COSTS AND EXPENSES. Except as otherwise specifically provided in this Agreement, GTCI shall pay directly, or shall reimburse the other parties hereto for, all costs and expenses (including but not limited to attorneys' fees and all regulatory expenses) incurred by them in connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby.

10.12 PRIOR AGREEMENTS SUPERCEDED. This Agreement supercedes any and all previous agreements between the Parties with respect to the subject matter of this Agreement.

10.13 VARIATIONS AND PRONOUNS. All pronouns and any variations thereof refer to the masculine, feminine, neuter, singular and plural, as the context may require.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers on the day and year above written.

GLOBAL TELEPHONE COMMUNICATION, INC.:

By:________________________
      Terry Wong
       President

THE SINOBULL SHAREHOLDERS:

THE HARTCOURT COMPANIES, INC.

By:________________________
      Alan V. Phan
      Chairman

BOWLAND INTERNATIONAL LTD.

By:_______________________

      President

TANG WIN ON

By:_______________________



SHANGHAI MUCH (DUOYUAN) INFORMATION COMPANY LTD.

By:_______________________

      President

HOPEMAN COMPUTER COMPANIES, INC.

By:______________________

      President

JIANG TAI

By:______________________
      Jiang Tai

                                   SCHEDULE A

                         THE SINOBULL GROUP OF COMPANIES

1.    Financial Telecom Limited, a Hong Kong corporation

      Address:          Room 38
                        Hang Bong Commercial Centre
                        28 Shangahi Street
                        Kowloon

      Managing Director:         Tang Wing On
      Secretary:                 TWC Corporate Services Ltd.

      Subsidiaries:              None.

2. Hopeful Internet Technologies Limited, a British Virgin Islands corporation

      Address:          P.O. Box 957
                        Offshore Incorporation Centre
                        Road Town
                        Tortola, BVI

      Managing Director:         Mr. Lee Lu-ping
      Secretary:                 TWC Corporate Services Ltd.

      Subsidiaries:              Guo Mao - Sinobull Information Company

3.    Tiandi Hulian Technologies Limited, a British Virgin Islands corporation

      Address:          P.O. Box 957
                        Offshore Incorporation Centre
                        Road Town
                        Tortola, BVI

      Directors:        Tang Win On
                        Jamie Hassan

      Secretary:        TWC Corporate Services Ltd.

      Subsidiaries:     Sinobull Network Technologies Company Limited

4. HCTV Financial TV Channel Limited, a People's Republic of China corporation

      Address:          350 Ping Liang Road
                        Yang Pu District
                        Shanghai, China

      Managing Director:         Kenneth Li

      Subsidiaries:     None.